                                                                    EXHIBIT 10.2

                            STOCKHOLDERS' AGREEMENT


          THIS STOCKHOLDERS' AGREEMENT (this "Agreement"), dated _________, 1996, is entered into by and among Blake M. Roney, Nedra D. Roney, Kirk V. Roney, Brooke B. Roney, Steven J. Lund, Sandie N. Tillotson, R. Craig Bryson, Craig S. Tillotson and Keith R. Halls (hereinafter referred to, together with each other person that hereafter acquires Shares (as defined below), as the "Existing Stockholders"), and Nu Skin Asia Pacific, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation").

                                 WITNESSETH:
                                 ----------

          A. WHEREAS, the Existing Stockholders collectively own (a) _____________ shares of the Corporation's outstanding Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), and (b) ______________ shares of the Corporation's outstanding Class B Common Stock, par value $0.001 per share (the "Class B Common Stock");

          B. WHEREAS, the Class A Common Stock and the Class B Common Stock together are referred to herein as the "Shares"; and

          C. WHEREAS, the Existing Stockholders and the Corporation have agreed that it would be in the best interests of each Existing Stockholder and the Corporation to assure the continued management of the Corporation by restricting the privilege of ownership of the Class B Common Stock and, except as hereinafter provided, to provide each of the Existing Stockholders with the opportunity to acquire additional Shares pursuant to the provisions hereof.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

          1.    Restriction on Transfer. Each of the Existing Stockholders
                -----------------------
hereby agrees that he, she or it shall not sell, assign, give, bequeath, transfer, distribute, pledge, hypothecate or otherwise encumber or dispose of (collectively, "Transfer") any of the Shares owned by him, her or it (whether now owned or hereafter acquired) except as otherwise allowed by this Agreement. Any attempted or purported Transfer of any Shares by any Stockholder (as defined below) in violation or contravention of the terms of this Agreement shall be void. The Corporation shall, and shall instruct its transfer agent to, reject and refuse to transfer on its books any Shares that may have been Transferred in violation or contravention of any of the provisions of this Agreement and shall not recognize any person, estate, executor, administrator, firm, association or corporation holding any of the Shares as being a shareholder of the Corporation, and any such person, estate, executor, administrator, firm, association or corporation shall not have any rights as a shareholder of the Corporation. No dividends shall be paid on, nor any distribution made on, any Shares Transferred in breach of this Agreement.
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          2.    Permitted Transfers. The Stockholders shall be permitted to
                -------------------
Transfer Shares as provided in Section 3 hereof and, in addition, as follows:

                2.1 Public Sales and Certain Gifts, Bequests and Distributions.
                    ----------------------------------------------------------
Any Stockholder may Transfer shares of Class A Common Stock pursuant to a widely distributed public offering of such shares registered under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to Rule 144 (including subsection (k) thereof) (or any successor rule or regulation to Rule 144) under the Securities Act, subject to and only in accordance with the terms and conditions of this Agreement. In addition, subject to the lock-up agreement set forth in Section 2.6 below, any Stockholder may Transfer to persons or entities who are not Stockholders, shares of Class A Common Stock as follows: (a) by gift, bequest or sale to (i) any trust established by any Stockholder for any beneficiary thereof that such Stockholder may select, (ii) any foundation, (iii) any charitable remainder trust or (iv) any limited liability company followed by a gift of all or a portion of the membership interests in said limited liability company to a charitable remainder trust, and (b) in the case of Stockholders who are the trustees of a Stockholder Controlled Trust (as defined below) or the executors of the estate of a Stockholder Descendant (as defined below), by distribution from such Stockholder controlled Trust or such estate to one or more beneficiaries thereof who are not Stockholders, all without regard to the limitations imposed by this Agreement other than the requirements of the lock-up agreement set forth in Section 2.6 below. For purposes of this Section 2.1, the trustees of a Stockholder Controlled Trust in their capacity as trustees of such Stockholder Controlled Trust shall be deemed to be a single Stockholder and the executors of the estate of a Stockholder Descendant in their capacity as executors of such estate shall be deemed to be a single Stockholder.

                2.2 Transfers Among Existing Stockholders. Any Existing
                    -------------------------------------
Stockholder may Transfer Shares to one or more Existing Stockholders without regard to the limitations imposed by this Agreement; provided, however, that, as
                                                     --------  -------
a condition to such Transfer, any Existing Stockholder to whom any such Shares are Transferred that is not a party to this Agreement executes and delivers to the Corporation an undertaking in substantially the form attached hereto as Exhibit "A".

                2.3 Pledges to Institutions. Any Stockholder may grant a lien or
                    -----------------------
security interest in, pledge, hypothecate or encumber (collectively, a "Pledge") any Shares beneficially owned by him, her or it to a nationally or internationally recognized financial or lending institution with assets of not less than $10,000,000,000 (an "Institution"); provided, however, that the
                                              --------  -------
Institution must agree in writing at or prior to the time such Pledge is made that (i) no Transfer of Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge shall be made except as provided in the immediately following sentence and (ii) if such Institution itself should acquire ownership of Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge, it will thereafter Transfer such Shares only in a manner that a Stockholder would be permitted to do pursuant to Sections 2.1, 2.2, 2.4 or 2.5 hereof. An Institution that has been granted a Pledge of Shares may Transfer such Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge (a) to such Institution, (b) in a manner a Stockholder would be permitted to do pursuant to Sections

2.1, 2.2, 2.4 or 2.5 hereof or (c) in any other public or private sale so long as (A) the Stockholders are given at least forty-five (45) days prior written notice of the time and place initially fixed for such sale (which sale may be adjourned from time to time to any such time and place as is announced at the time and place theretofore fixed for such sale) and (B) each Stockholder is entitled to bid to purchase such Shares at such sale subject only to whatever limitations and conditions of general applicability are generally established by such Institution in connection with such sale (including, without limitation, limitations and conditions to assure compliance with the Securities Act) (a "Foreclosure Sale"). All sales pursuant to a Foreclosure Sale shall be subject to the right of first offer granted to existing stockholders in Section 2.5 hereof. Shares Pledged to an Institution that are acquired by such Institution in connection with a foreclosure, forfeiture or similar proceeding arising from a Pledge of such Shares may be transferred to the parent corporation of such Institution or any affiliated entity controlled by such Institution's parent corporation without regard to the limitations imposed by this Agreement so long as the transferee agrees in writing to be bound by the provisions of this Agreement to the same extent such Institution is bound.

                2.4  Agreement to Implement Equity Incentive Programs.  Each
                     ------------------------------------------------
Stockholder hereby covenants and agrees for a period of three (3) years from the date of this Agreement to make available to the Corporation or its designee up to six percent (6%) of each such Stockholder's shares of Class B Common Stock (the "Incentive Shares") for the purpose of implementing any distributor or employee equity incentive program or programs sponsored by the Corporation, Nu Skin International, Inc., a Utah corporation, or any affiliate thereof. To effect the provisions of this section, the Corporation shall make demand for the Incentive Shares by delivering notice thereof to each stockholder (the "Demand"). The Demand shall set forth the number of Incentive Shares required to be contributed by each Stockholder and the date upon which certificates representing the Incentive Shares shall be delivered, duly endorsed, for transfer to the Corporation or its designee as requested. Each of the Stockholders hereby authorizes and irrevocably appoints the Secretary of the Corporation as his, her or its duly authorized attorney-in-fact for purposes of executing any stock powers necessary to effect a transfer of Incentive Shares hereunder.

                2.5 Right of First Offer.
                    --------------------

                    (a) Except for Transfers permitted hereunder or made in accordance with Section 6.11 below or in accordance with Rule 144 under the 1933 Act, any Stockholder may Transfer Shares to any person or entity other than another Stockholder provided such transferring Stockholder (an "Offering Stockholder") first offers such Shares to be Transferred (the "Offered Shares") to all Stockholders who are then parties to this Agreement as provided below (the "Right of First Offer").

                    (b) In order to offer any Offered Shares, the Offering Stockholder shall give written notice (an "Offer Notice") of the proposed Transfer to all Stockholders who then are parties to this Agreement setting forth, in reasonable detail, the Offering Stockholder's intent to make such proposed Transfer, the number of Offered Shares, the proposed date of consummation of such Transfer (if known), the proposed purchase price per Share (including, if known, the amount of cash or other property or consideration to be received upon the consummation of the Transfer) (the "Offered Price Per Share"), any proposed sales commission or advisory fees, and any other material terms and conditions of the proposed Transfer to the extent then known. If the Transfer is not for value, such as in the case of a gift, bequest or distribution, the Offered Price Per Share shall equal the closing sales price per share of the shares of Class A Common Stock on the last trading day prior to the date the Offer Notice is given in accordance with the requirements of Section 6.2 hereof.

                    (c) Each Stockholder who is a party to this Agreement shall then have the irrevocable right, exercisable within thirty (30) days after the Offer Notice is given in accordance with the requirements of Section 6.2 hereof (the "Notice Period"), to purchase such portion of the Offered Shares as the number of Shares owned by such Stockholder bears to the total number of Shares owned by all Stockholders (excluding Shares owned by the Offering Stockholder), at a price per Share equal to the Offered Price Per Share and on the payment terms specified in the Offer Notice; provided, however, that the Offered Price
                                     --------  -------
Per Share for the Offered Shares shall be reduced by the difference (if positive) between (i) the per Share amount of proposed sales commissions and advisory fees specified in the Offer Notice and (ii) the per Share amount of any placement, investment advisory or other similar fees (in the aggregate amount not to exceed one percent (1%) of the gross purchase price for the Offered Shares) payable by the Offering Stockholder in respect of the sale of the Offered Shares. Each Stockholder who is a party to this Agreement may exercise his, her or its Right of First Offer by delivering to the Offering Stockholder a notice of such exercise (an "Exercise Notice") within the Notice Period. If any Stockholder wishes to purchase less than all of his, her or its proportionate share of the Offered Shares, he, she or it shall specify the number of Offered Shares he, she or it wishes to purchase in his, her or its Exercise Notice. Any Offered Shares that a Stockholder shall have not elected to purchase during the Notice Period shall be reoffered thereafter to all Stockholders who have elected to purchase the full number of Shares offered to them. Such reoffer shall remain open for ten (10) days commencing on the date on which written notice of such reoffer is given in accordance with the requirements of Section 6.2 hereof. Each such Stockholder who is reoffered Offered Shares shall notify the Offering Stockholder in writing within such ten (10) day period of the number of such reoffered Offered Shares such Stockholder desires to purchase (such Stockholder's "Designated Shares") and shall be entitled to purchase that number of such reoffered Offered Shares equal to the lesser of (x) such Stockholder's Designated Shares and (y) the total number of such reoffered Offered Shares multiplied by a fraction, the numerator of which is such Stockholder's Designated Shares and the denominator of which is the aggregate Designated Shares of all Stockholders.

                    (d) The closing of the purchase and sale of the Offered Shares shall occur on a date not later than sixty (60) days after the date on which the Exercise Notice is given (or such later date as is the earliest date on which the purchase may be completed in compliance with all applicable laws, rules and regulations), and at the time and place provided for in the Offer Notice.

                    (e) If any Offered Shares are not to be so purchased by Stockholders exercising their rights during such thirty (30) day and/or ten (10) day periods, as the case may be, then, for a period of sixty (60) days commencing on the day after the last day of such ten (10) day period or, if there is no reoffer, the last day of such thirty (30) day period (the "Third Party Sale Period"), the Offering Stockholder shall be entitled to Transfer such

Shares to one or more third parties for a gross price (or, in the case of a Block Sale (as defined below), a price net of any sales commissions and advisory fees) that is at least ninety-five percent (95%) of the Offered Price Per Share, and otherwise on terms substantially similar to those described in the Offer Notice; provided, however, that any Transfer of Shares proposed to be made by
        --------  -------
such Offering Stockholder after the Third Party Sale Period or for a price per Share below the price per Share specified in this sentence shall again be subject to the provisions of this Section 2.5. The Offering Stockholder shall promptly notify the Stockholders who are parties to this Agreement of the sale (including the final per Share sale price) of any such Offered Shares to any third party during the Third Party Sale Period. As used in this Agreement, "Block Sale" means any sale, transfer or other disposition, directly or indirectly, in a single transaction or a series of transactions, of Offered Shares in any Third Party Sale Period in which beneficial ownership of eighty percent (80%) or more of the aggregate amount of such Offered Shares is acquired by one or two groups each consisting of two or more persons or entities who are
(i) "affiliates" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of each other or one another, or (ii) "associates" (as such term is defined in Rule 12b-2 under the Exchange Act) of each other or one another or (iii) members of a group within the meaning of Rule 13d-5 of the Exchange Act.

                    (f) Any Pledge of Shares beneficially owned by a Stockholder to an Institution shall not give the Stockholders any right to acquire such Shares pursuant to this Section 2.5. However, any proposed Transfer of such Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of any Pledge (other than a Transfer (i) to the Institution to which such Pledge has been granted, (ii) pursuant to Sections 2.1, 2.2 or 2.4 hereof or (iii) pursuant to a Foreclosure Sale) shall constitute a Transfer subject to the provisions of this Section 2.5.

              2.6.  Definitions.  For purposes of this Agreement, the following
                    -----------
terms shall have the following meanings:

                   (a) "Stockholder" or "Stockholders" shall mean the following
                       -------------------------------
persons and entities: (i) each Existing Stockholder and their respective estates, guardians, conservators or committees; (ii) each descendant of each Existing Stockholder (an "Existing Stockholder's Descendant") and their respective estates, guardians, conservators or committees; (iii) each Stockholder Controlled Entity (as defined below); and (iv) the trustees, in their respective capacities as such, of each Stockholder Controlled Trust (as defined below).

                   (b) "Stockholder Controlled Entity" shall mean the following
                       -------------------------------
entities: (i) any not-for-profit corporation if at least eighty percent (80%) of its board of directors is composed of a Stockholder and his or her Stockholder Descendants; (ii) any other corporation if at least eighty percent (80%) of the value of its outstanding equity is owned by Stockholders; (iii) any partnership if at least eighty percent (80%) of the value of its partnership interests are owned by Stockholders; and (iv) any limited liability company or similar company if at least eighty percent (80%) of the value of such company is owned by Stockholders.

                   (c) "Stockholder Controlled Trust" shall mean the following
                        ------------------------------
trusts (i) the trusts set forth on Schedule "A" attached hereto, if any, and
(ii) any trust the primary beneficiaries of which are the Existing Stockholder's descendants, Spouses of Stockholder Descendants (as defined below) and/or charitable organizations (collectively, "Stockholder Beneficiaries"), provided, that, if any such trust is a wholly charitable trust, at least eighty percent (80%) of the trustees of such trust consist of Stockholders and/or Existing Stockholder's Descendants. For purposes of this Section 2.6(c), the primary beneficiaries of a trust will be deemed to be Stockholder Beneficiaries if, under the maximum exercise of discretion by the trustee in favor of persons or entities who are not Stockholder Beneficiaries, the value of the interests of such persons or entities in such trust, computed actuarially, is twenty percent (20%) or less. The factors and methods prescribed in Section 7520 of the Internal Revenue Code of 1986, as amended, for use in ascertaining the value of certain interests shall be used in determining a beneficiary's actuarial interest in a trust for purposes of applying this Section 2.6(c). For purposes of this Section 2.6(c), the actuarial value of the interest in a trust of any person or entity in whose favor a testamentary power of appointment may be exercised shall be deemed to be zero. For purposes of this Section 2.6(c), in the case of a trust created by a Stockholder Descendant, the actuarial value of the interest in such trust of any person or entity who may receive trust property only at the termination of the trust and then only in the event that, at the termination of the trust, there are no living issue of such Stockholder Descendant, shall be deemed to be zero.

                   (d) "Stockholder Descendant" shall mean any descendant of any
                        ----------------------
Stockholder and their respective estates, guardians, conservators or committees.

                   (e) "Spouses of Stockholder Descendants" shall mean those
                       ------------------------------------
individuals who at any time were married to any Stockholder Descendant whether or not such marriage is subsequently dissolved by death, divorce or by any other means.

              2.7 Lock-Up Agreement; Permitted Periodic Sales.  Except for
                  -------------------------------------------
Transfers made in accordance with Section 6.11 below, from and after the date each Stockholder executes this Agreement, such Stockholder will not, without the prior written consent of the Corporation (and, during the first six (6) months following the closing of the Corporation's initial pubic offering, the prior written consent of Merrill Lynch, Pierce, Fenner & Smith, Inc. (the "Underwriter"), which Underwriter is serving as the managing underwriter for the Corporation in its proposed initial public offering of shares of Class A Common Stock), jointly or individually, Transfer, offer, make any short sale of, contract to sell, lend, grant any option for the purchase of, or otherwise dispose of, directly or indirectly, any shares of Class A Common Stock or Class B Common Stock owned of record or beneficially by such Stockholder on the effective date of the Corporation's Registration Statement on Form S-1 or thereafter acquired, for a period of three hundred sixty-five (365) days from the date of the closing of the Company's initial public offering of shares of its Class A Common Stock, except for the sale of shares of Class A Common Stock sold pursuant to the terms of the Underwriting Agreements pertaining to the Corporation's initial public offering as disclosed in the Registration Statement filed with the United States Securities and Exchange Commission and the Japanese Ministry of Finance in connection with such offering. Each Stockholder agrees to execute and deliver a lock-up agreement to the Underwriter in form and substance acceptable to the Underwriter. In addition, after the expiration of said three hundred sixty-five (365) day lock-up period, no Stockholder shall sell more than ten percent (10%) of the total number of Shares that such Stockholder owns beneficially at the closing of the Corporation's initial public offering set forth in the Registration Statement in any one (1) year period. The Stockholders further agree that an appropriate restrictive legend in substantially the form set forth below shall be inscribed on all certificates evidencing Shares:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AGREEMENT BETWEEN THE HOLDER HEREOF AND MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. (THE "UNDERWRITER") THAT PREVENTS, AMONG OTHER THINGS, THE SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, CONTRACT TO SELL OR OTHER DISPOSITION OF, DIRECTLY OR INDIRECTLY, ANY SHARES REPRESENTED HEREBY WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION AND THE UNDERWRITER UNTIL 365 DAYS FROM THE DATE OF THE CLOSING OF THE CORPORATION'S INITIAL PUBLIC OFFERING OF SHARES OF ITS CLASS A COMMON STOCK.

     3.   Involuntary Transfers.  If Shares of a Stockholder are Transferred by
          ---------------------
operation of law to any person or entity other than a Stockholder, including, without limitation, the trustee in bankruptcy of a Stockholder or a purchaser at any creditor's or judicial sale (but not including (a) any Transfer pursuant to a foreclosure forfeiture or similar sale as disclosed in Section 2.3 hereof, (b) any Transfer to the guardian, conservator or committee of an incompetent Stockholder or (c) any Transfer in a bankruptcy of Shares that are pledged to an Institution), or if any Stockholder holding Shares ceases to be a Stockholder, then, in each such case, such Stockholder shall be deemed to have offered all of his, her or its Shares to all Stockholders who are parties to this Agreement in the manner described in Section 2.5hereof, except that the period of time in which the Stockholders have the option to purchase such Shares shall commence on the date of receipt by the Corporation of notice of such involuntary Transfer or such Stockholder ceasing to be a Stockholder, as the case may be, and the Offered Price Per Share shall equal the closing sales price per share of the shares of Class A Common Stock on the last trading day prior to such date. The Corporation shall notify the appropriate Stockholders of the occurrence of such involuntary Transfer or of a Stockholder ceasing to be a Stockholder as soon as practicable after it is notified of the same.

     4.   Legend on Certificates.
          ----------------------

          4.1 All Shares now or hereafter owned by the Stockholders shall be subject to the provisions of this Agreement and the certificates representing such Shares shall bear the following legend:

          THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE

          TERMS OF A STOCKHOLDERS' AGREEMENT AMONG CERTAIN INDIVIDUALS AND PERSONS REFERRED TO IN SUCH STOCKHOLDERS' AGREEMENT, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE CORPORATION.

          4.2 Deposit of Certificates.
              -----------------------

              Each Existing Stockholder hereby agrees to deposit and leave on deposit with the Secretary of the Corporation during the period of the lock-up described in Section 2.6 above, all certificates representing Shares.

     5.   Termination.  The rights and obligations under this Agreement shall
          -----------
terminate automatically with respect to each Stockholder upon the earliest to occur of (i) the execution of a written instrument to that effect by the Corporation and each Stockholder who then owns Shares; (ii) the merger or consolidation of the Corporation with a corporation or other entity upon consummation of which all Stockholders immediately thereafter own in the aggregate less than ten percent (10%) of the total voting power of the surviving or resulting corporation and (iii) the sale, disposition or other Transfer of Shares by any Stockholder that causes all Stockholders immediately after such transaction to own in the aggregate less than ten percent (10%) of the total voting power of the Corporation.

     6.   General Provisions.
          ------------------

          6.1 Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware.

          6.2 Notices.  Any notices and other communications given pursuant to
              -------
this Agreement shall be in writing and shall be effective upon delivery by hand or on the fifth day after deposit in the mail if sent by certified or registered mail (postage prepaid and return receipt requested) or on the next business day if sent by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by facsimile (with request for immediate confirmation of receipt in a manner customary for communication of such type and with physical delivery of the communication being made by one of the other means specified in this Section 6.2 as promptly as practicable thereafter). Notices are to be addressed as follows:

              (i) If to the Company:
                  Nu Skin Asia Pacific, Inc.
                  75 West Center Street,
                  Suite 900
                  Provo, Utah 84601
                  Attention:  Steven J. Lund, President
                  Telecopy:  (801) 345-5999

                  With a copy to:

                  LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                  136 South Main Street,
                  Suite 1000
                  Salt Lake City, Utah 84101-1685
                  Attention:  Nolan S. Taylor, Esq.
                  Telecopy:  (801) 359-8256

            (ii)  If to a Stockholder, then as
                  set forth in the second column
                  of Schedule "B" attached hereto
                  with a copy to the person or
                  persons listed in the third column
                  of Schedule "B" attached hereto.

All notices to a party hereto shall be deemed to have been duly given for all purposes under this Agreement if given to such party (with a copy to such person or persons as specified) in accordance with the first sentence of this Section
6.2 (a) until notice is given pursuant to this Section 6.2 of a different address from the address provided above or, in the case of any person or entity that hereafter becomes a Stockholder, the address specified in the undertaking delivered pursuant to Section 2.2 hereof, or (b) after notice has been given pursuant to this Section 6.2 of a different address, the address specified in such notice. No notices hereunder shall be required to be given to any Stockholder that hereafter becomes a Stockholder until notice of such Stockholder becoming a Stockholder (including a copy of such Stockholder's undertaking given pursuant to Section 2.2 hereof) is given to the Corporation and to each Stockholder (with a copy of the same to such other persons as specified) pursuant to this Section 6.2.

          6.3   Headings.  The headings of the various Sections of this
                --------
Agreement have been inserted for convenience only and shall not be deemed to be part of this Agreement.

          6.4   Binding Effect.  This Agreement will be binding upon and inure
                --------------
to the benefit of the Corporation, its successors and assigns and to the Stockholders and their respective heirs, personal representatives, successors and assigns.

          6.5   No Oral Change.  This Agreement may not be changed orally, but
                --------------
only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          6.6   Entire Understanding.  This Agreement sets forth the entire
                --------------------
agreement and understanding of the parties hereto in respect of the subject matter hereof and the transactions contemplated hereby and supersedes all prior written and oral agreements, arrangements and understandings relating to the subject matter hereof.

          6.7   Remedies.
                --------

                6.7.1 The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in such party's sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive relief or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party hereto waives any objection to the imposition of such relief.

                6.7.2 All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof, whether at law or in equity, shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          6.8   Trustees' Capacity.  With respect to obligations of trustees
                ------------------
who are parties to this Agreement in their capacity as a trustee of one or more trusts, this Agreement shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Shares other than Shares held by them in their capacity as trustees of such trusts.

          6.9   Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, of the parties hereto.

          6.10  Application of Agreement to After-Acquired Shares.  All the
                -------------------------------------------------
provisions of this Agreement shall apply to all of the Shares of the Corporation owned by a person or entity at the time he, she or it is or becomes a party hereto or that may be issued or transferred hereafter to a Stockholder as a result of any additional issuance, purchase, exchange or reclassification of Shares, corporate reorganization or any other form of recapitalization, consolidation, merger, share split or share dividend or that are acquired by a Stockholder in any other manner


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                                                                              10

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

THE CORPORATION:                      THE STOCKHOLDERS:
- ---------------                       ----------------

NU SKIN ASIA PACIFIC, INC,
a Delaware Corporation
                              ---------------------------------------
                                      Blake M. Roney
By:
     ---------------------------
Its:
     ---------------------------
                              ---------------------------------------
                                      Nedra D. Roney


                              ---------------------------------------
                                      Kirk V. Roney

                              ---------------------------------------
                                      Brooke B. Roney

                              ---------------------------------------
                                      Steven J. Lund

                              ---------------------------------------
                                      Sandie N. Tillotson

                              ---------------------------------------
                                      R. Craig Bryson

                              ---------------------------------------
                                      Craig S. Tillotson

                              ---------------------------------------
                                      Keith R. Halls

   SCHEDULE "A"
        TRUSTS QUALIFYING AS STOCKHOLDER CONTROLLED TRUSTS


Name of Trust
- -------------

                                 SCHEDULE "B"


                                 STOCKHOLDERS

Stockholder Name                   Address                     With Copy To
- ----------------                   -------                     ------------